UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 27, 2013 (March 25, 2013)

Travelport Limited

(Exact name of registrant as specified in its charter)

Bermuda	333-141714	98-0505100
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Galleria Parkway

Atlanta, GA 30339

(Address of principal executive offices)

(770) 563-7400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Travelport Limited (the “Company”) and Travelport LLC, an indirect subsidiary of the Company (the “Issuer”), hereby announce that on March 27, 2013, they have met the minimum conditions with respect to the exchange offers and consent solicitations for the Issuer’s outstanding 9 7/8% Senior Dollar Fixed Rate Notes due 2014 (“9 7/8% Senior Notes”), Senior Dollar Floating Rate Notes due 2014 (“Senior Dollar Floating Rate Notes”) and Senior Euro Floating Rate Notes due 2014 (“Senior Euro Floating Rate Notes” and, together with the 9 7/8% Senior Notes and the Senior Dollar Floating Rate Notes, the “2014 Senior Notes”). The early tender time with respect to the 2014 Senior Notes (including the related invitation to subscribe for new loans) occurred at 5:00 p.m., New York City time, on March 27, 2013. The Company and the Issuer have elected to allow any remaining holder of 2014 Senior Notes that validly tenders in the exchange offers and consent solicitations with respect to the 2014 Senior Notes at or prior to the expiration time 11:59 p.m., New York City time, on April 10, 2013, unless further extended, to continue to receive the Total Consideration rather than the Exchange Consideration (each as defined in the confidential offering memorandum for the exchange offers and consent solicitations for the 2014 Senior Notes) for such 2014 Senior Notes.

The Company, the Issuer and the Company’s parent companies previously announced on March 25, 2013 that they had met the respective minimum conditions for (i) the exchange offers and consent solicitations with respect to the Issuer’s 9% Senior Notes due 2016 (the “2016 Senior Notes” and, together with the 2014 Senior Notes, the “Senior Notes”) and the Issuer’s Series B Second Priority Senior Secured Notes due 2016 (the “Second Lien Notes”), (ii) the consent solicitation with respect to the Issuer’s 11 7/8% Senior Dollar Subordinated Notes due 2016 (the “11 7/8% Subordinated Notes”) and 10 7/8% Senior Euro Subordinated Notes due 2016 (together with the 11 7/8% Subordinated Notes, the “Senior Subordinated Notes”) and (iii) the exchange and cancellation offers with respect to Travelport Holdings Limited’s Tranche A unsecured payment-in-kind (“PIK”) loans due December 1, 2016 (“Tranche A PIK Loans”) under the Amended and Restated Credit Agreement, dated as of October 3, 2011.

The Company and the Issuer have also elected to extend the expiration time for the consent solicitation with respect to the Senior Subordinated Notes from 5:00 p.m., New York City time, on March 27, 2013, to 5:00 p.m., New York City time, on April 10, 2013 for any remaining holder of Senior Subordinated Notes who wishes to deliver consents and receive the consent payment.

The expiration time for the exchange offers and consent solicitations for the Senior Notes and the Second Lien Notes will be 11:59 p.m. New York City time, on April 10, 2013, unless further extended.

As of 5:00 p.m., New York City time, on March 27, 2013, the following consents and principal amount of notes or loans, as applicable, have been provided or tendered and not validly revoked or withdrawn in connection with the previously announced comprehensive capital refinancing plan (the “Restructuring Plan”):

Title of Security/Loan	Issuer(1)	Principal Amount Outstanding(2)	Principal Amount Tendered/Consented	Percentage of Amount Outstanding Tendered/Consented
2014 Senior Notes Total(3)	LLC/HI	$753,762,000	$725,175,455	96.2%
2016 Senior Notes	LLC/INC	$250,000,000	$249,880,000	99.9%
Second Lien Notes	LLC	$225,137,119	$225,136,982	99.9%
Senior Subordinated Notes(3)	LLC/HI	$433,207,250	$415,002,570	95.8%
Tranche A and Tranche B PIK Loans	H	$498,269,271.28	$498,269,271.28	100.0%

(1)	The issuer designated as “LLC” is Travelport LLC, as “HI” is Travelport Holdings, Inc., as “INC” is Travelport Inc. and as “H” is Travelport Holdings Limited.
(2)	As of March 11, 2013.
(3)

The Senior Euro Floating Rate Notes and the 10 7/8% Senior Euro Subordinated Notes due 2016 were converted into U.S. Dollars based on the 30 business day average of the U.S. Dollar for Euro exchange rate reported by the European Central Bank prior to March 8, 2013 at 3:00 P.M. Central European Time, which was 1.331.

In connection with meeting the minimum condition for the exchange offer and consent solicitation for the 2014 Senior Notes, the Issuer agreed to pay an additional fee to Credit Suisse Securities (USA) LLC.

Eligible holders of U.S. Dollar-denominated Senior Notes and Second Lien Notes who wish to request copies of the applicable offering memorandum or consent solicitation statement should contact i-Deal LLC, the U.S. Information and Exchange Agent, at (888) 593-9546 (toll free) or via email at exchangeoffer@ipreo.com. Eligible holders of Euro-denominated Senior Notes who wish to request copies of the applicable offering memorandum should contact Lucid Issuer Services Limited, the European Information and Exchange Agent, via email at tpl@lucid-is.com. All eligible holders who have not done so are strongly encouraged to contact the applicable Information and Exchange Agent to obtain such offering materials.

IMPORTANT INFORMATION ABOUT THE RESTRUCTURING

The new securities to be issued pursuant to the Restructuring Plan have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. Therefore, the new securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. The offers and sales of securities pursuant to the Restructuring Plan are being made only (i) in the United States, to holders who are “qualified institutional buyers” as defined in Rule 144A under the Securities Act and (ii) outside the United States, to certain non-U.S. persons in offshore transactions in reliance on regulations under the Securities Act.

This Current Report does not constitute an offer to sell or buy, nor the solicitation of an offer to sell or buy, any securities referred to herein, nor is this Current Report a solicitation of consents to or votes to accept any restructuring plan. Any solicitation or offer will only be made pursuant to confidential documentation and only to such persons and in such jurisdictions as is permitted under applicable law.

Forward-Looking Statements

This Current Report contains forward-looking statements and information that are necessarily subject to risks, uncertainties, and assumptions. Consummation of the Restructuring Plan is subject to numerous conditions, some of which are beyond control of the Company, including that no event shall have occurred or be likely to occur and no event affecting our business or financial affairs shall have occurred or be likely to occur that would or might reasonably be expected to prohibit, prevent, restrict or delay consummation of the exchange offers and consent solicitations, among others. Therefore, no assurance can be given that the Restructuring Plan will be consummated on the terms described herein or at all. The Company assumes no obligation to update the information contained in this Current Report due to changes from time to time in the terms of the Restructuring Plan or for any other reason.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELPORT LIMITED

By:	/s/ Rochelle J. Boas
Rochelle J. Boas
Senior Vice President and Assistant Secretary

Date: March 27, 2013